Securities Act Registration No. 333-135714

Investment Company Act Registration No. 811-21927

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No.__ ☐

Post-Effective Amendment No. 15 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ☐

ACT OF 1940

Amendment No. 16 ☒

(Check appropriate box or boxes.)

AMM Funds

(formerly Fallen Angels Family of Funds and American Money Management Funds)

(Exact Name of Registrant as Specified in Charter)

P.O. Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  858-755-0909

Gabriel B. Wisdom

P.O. Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On December 1, 2015 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMM Funds

PROSPECTUS

December 1, 2015

FALLEN ANGELS INCOME FUND

fainx

Advised by:

American Money Management, LLC

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

1-888-999-1395

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY: Fallen Angels Income Fund
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
Cybersecurity
MANAGEMENT
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DIVIDENDS, DISTRIBUTIONS AND TAXES
DISTRIBUTION OF SHARES
Additional Compensation to Financial Intermediaries
Shareholder Statements and Reports
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY: Fallen Angels Income Fund

Investment Objective: The Fund seeks high current income with the potential for capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.14%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.40%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$243	$749	$1,280	$2,736

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35.17% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Fund invests in debt and equity securities that the adviser believes to be undervalued at current market

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prices. These securities include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities. The Fund may hold positions in the debt and equity securities of small, medium and large capitalization companies. The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs"). In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs. Debt securities purchased directly by the Fund can be of any credit quality (including lower-rated debt known as high yield or junk bonds), and may be of any maturity and duration.

In managing the Fund, the adviser performs detailed quantitative and qualitative research and analysis to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security and that the adviser believes have significant appreciation potential. While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued. After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a security's fundamentals.

A negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

Convertible Security Risk. The market value of convertible securities tends to fall when interest rates rise. The market value of convertible securities also tends to fall when the market value of the underlying common stock falls.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early,

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reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

ETF and Investment Company Risks. ETFs and investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and investment companies and may be higher than other mutual funds that invest directly in stocks. ETFs and investment companies are subject to specific risks, depending on the nature of the fund.

Foreign Investing Risk. Foreign investing, through ADRs, ETFs or investment companies that hold foreign stocks, involves risks not typically associated with U.S. investments. These risks include adverse fluctuations in foreign currency values as well as adverse political, social, economic, regulatory and tax developments.

Government Risk. If a U.S. government agency or instrumentality in which the Fund invests, defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

Interest Rate Risk. If rates increase, the value of the Fund's fixed income investments generally will decline, as will the value of your investment in the Fund.

Investment Style Risk. The Fund pursues a value investing style that carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.

Management Risk. The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Maturity Risk. Securities with longer maturities are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Royalty Trust Risk. The yield generated by a royalty trust is not guaranteed and developments in the oil, gas and natural resources markets will affect payouts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted.

Small and Medium Company Risk. The earnings and prospects of small and medium capitalization companies are more volatile than those of larger companies. The securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price.

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Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

PERFORMANCE

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling toll-free 1-888-999-1395.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	Quarter 2, 2009	13.42%
Worst Quarter:	Quarter 3, 2008	-16.75%

The total return for Fund shares from January 1, 2015 to September 30, 2014 was -8.48%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

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	One Year	Five Year	Since Inception (11-10-06)
Return before taxes	3.17%	9.29%	3.60%
Return after taxes on distributions	2.54%	8.37%	2.29%
Return after taxes on distributions and sale of Fund shares	1.79%	6.91%	2.21%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses, or taxes)	5.36%	8.91%	6.72%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"). The Dow Jones Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index. Index returns assume reinvestment of dividends.

Investment Adviser: American Money Management, LLC

Portfolio Managers: Gabriel B. Wisdom, Chief Executive Officer and Managing Director of the adviser, Michael J. Moore, Chief Investment Officer of the adviser, and Glenn Busch, Portfolio Manager of the adviser. Mr. Wisdom and Mr. Moore have each served the Fund as a portfolio manager since it commenced operations in 2006 and Mr. Busch since January 2012.

Purchase and Sale of Fund Shares: The minimum initial investment is $10,000 for regular accounts and $4,000 for retirement plans, and the minimum subsequent investment is $1,000 for both regular accounts and retirement plans. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-

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dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks high current income with the potential for capital appreciation.

The Fund's investment objective is a non-fundamental policy and may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in debt and equity securities that the adviser believes to be undervalued at current market prices.  These include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities.  The Fund may hold positions in the debt and equity securities of small, medium and large capitalization companies. Debt securities purchased directly by the Fund can be of any credit quality (including lower-rated debt known as high yield or junk bonds), and may be of any maturity and duration.

The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs. In managing the Fund, the adviser begins by screening a universe of thousands of domestic and foreign securities on various fundamental criteria to identify issuers that it believes are worth further consideration.  Once a company's potential is identified and a security appears attractive, detailed quantitative and qualitative research and analysis follows.

Securities are evaluated based on factors such as:

•	Price to sales and price to earnings ratios
•	Price to earnings growth ratio
•	Return on equity
•	Free cash flow
•	Management talent
•	Industry position
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From this narrowed group of securities, the adviser adds those investments that it believes have significant potential for appreciation and/or improving yields over a three to five year period to its list of securities approved for investment.  The adviser seeks to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security. While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued. After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a security's fundamentals.

A negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

The Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in market advances or declines to the same extent that it would if it had remained fully invested.  Cash equivalents include money market funds, certificates of deposit, short-term debt obligations and repurchase agreements.

PRINCIPAL INVESTMENT RISKS

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated below investment grade, as well as investment companies and ETFs that invest in this category. These securities are commonly referred to as high-yield or junk bonds. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. There is a higher risk that the Fund could suffer a loss from investments in non-investment grade securities caused by the default of the issuer of the security than from an investment in higher rated fixed income securities.

ETF and Investment Company Risks . Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the

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Fund invests in addition to the Fund's direct fees and expenses. The Fund will also incur brokerage costs when it purchases ETFs. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a premium or discount to its net asset value.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investing Risk. Because the Fund may invest in ADRs and ETFs that hold foreign stocks and ADRs, it also is subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Government Risk. The U.S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. In addition, securities issued Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund invests

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defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's fixed income investments generally will decline, as will the value of your investment in the Fund. Generally fixed income securities with longer maturities are more sensitive to changes in interest rates than fixed income securities with shorter maturities.

Investment Style Risk. The Fund pursues a value investing style. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued. Value oriented funds may underperform when growth investing is in favor. In addition, the market may continually value the stocks held by the Fund lower than the adviser believes them to be valued.

Management Risk. The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Maturity Risk. Securities with longer maturities are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Royalty Trust Risk. Royalty trusts buy the right to royalties (income) on the production and sales of a natural resource company. The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, can be volatile. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted. Generally, higher yielding trusts have less time until depletion of proven reserves.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

Small and Medium Capitalization Company Risk. The Fund may invest in small and medium capitalization companies. The earnings and prospects of these companies are more volatile than those of larger companies. Small and medium capitalization companies also may experience higher failure rates than do larger companies. In addition, the securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, small and medium

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capitalization companies may have limited markets, product lines or financial resources and may lack management experience.

Temporary Investments: From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund's principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure: Information about the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in: financial losses; interference with the Fund's ability to calculate NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

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American Money Management, LLC ("AMM") is the Fund’s investment adviser and makes the day-to-day investment decisions for the Fund. Founded in 1999, AMM is located at 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92097. AMM is registered with the SEC and manages over $100 million for individuals, corporations, trusts, and pension and retirement plans. The Fund paid AMM a fee equal to 1.00% of its average daily net assets during the fiscal year ended July 31, 2015. The Fund also pays the adviser an administration fee equal to 0.25% of its average daily net assets for management support and administrative oversight. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with AMM is available in the Fund’s most recent semiannual report to shareholders for the period ending January 31.

Gabriel B. Wisdom, a portfolio manager for the Fund since its inception, has served as the Chief Executive Officer and Managing Director of AMM since 1999, and serves on AMM's Investment Committee. Prior to establishing AMM in 1999, Mr. Wisdom was a Managing Director at Private Asset Management, Inc., a registered investment adviser, from 1995 to 1999. From 1989 to 1995 Mr. Wisdom was a Senior Vice President of Investments with Sutro & Co. and a Senior Vice President at Prudential-Bache Securities from 1985 to 1989. Since 2001, Mr. Wisdom’s investment commentaries have been carried on numerous radio stations around the country. Mr. Wisdom is a graduate of the Harvard Business School and holds degrees from Newport University and California Pacific University.

Michael J. Moore, also a portfolio manager for the Fund since its inception, has served as the Chief Investment Officer of AMM since 2005 and is a shareholder of AMM, as well as the Chairman of AMM's Investment Committee.  Mr. Moore provides research and analysis to support the firm's investment process and oversees trading. Prior to joining AMM in 2001 as a portfolio manager, Mr. Moore was the owner and chief executive officer of Ad-Pad Inc., a marketing and promotional products firm.  Mr. Moore earned a Bachelor of Sciences degree in Finance from Boston College.

Glenn Busch, a portfolio manager for the Fund since January 2012, has served as a Portfolio Manager of AMM since January 2007. Mr. Busch graduated from the University of California at San Diego with a BS in Animal Physiology & Neuroscience and a Masters in Educational Sciences. He serves on the adviser's investment committee and is the lead manager for the Fallen Angels Income Fund. A former All-American Water Polo player at UCSD, Mr. Busch enjoys coaching and mentoring collegiate level water polo players in his spare time.

The Fund’s Statement of Additional Information provides information about the compensation received by the portfolio managers, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

AMM distributes a periodic newsletter called the "Fallen Angels Report." The newsletter discusses various securities, including securities in which the Fund are permitted to

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invest. The Adviser has adopted a policy that it will not discuss a security in the newsletter if the security is currently being considered for purchase or sale by the Fund.

In addition to Rule 12b-1 Fees paid by the Fund, AMM may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

How shares are priced

The Fund's assets generally are valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund's assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund may invest in open-end and closed-end investment companies, as well as ETFs. The Fund's NAV is calculated based, in part, upon the NAV of the underlying investment companies and ETFs in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Opening An Account

The Fund is a series of AMM Funds and you may purchase shares directly from AMM Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with AMM Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

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If you are investing directly in the Fund for the first time, please call the Fund's transfer agent at 1-866-663-8023 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call 1-888-999-1395.

Purchasing Shares

You may buy shares on any "business day." This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at net asset value ("NAV") per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from AMM Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

AMM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

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Purchases orders received in "proper form" by the Fund's transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•	Fund name and account number;
•	Account name(s) and address;
•	The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment . All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash, credit cards and third party checks will not be accepted. Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to AMM Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-663-8023 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order is received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Minimum Investments

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The minimum initial investment in the Fund is $10,000. If you open an IRA account, the minimum initial investment in the Fund is $4,000. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $1,000.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including their designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

Redeeming Shares

You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

"Proper form" means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
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•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signature(s) be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-663-8023 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization. The Fund will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. A wire transfer fee of $20 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail

You may redeem any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

AMM Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

Telephone Redemptions

You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-663-8023. You must first complete the Optional Telephone Redemption section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

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The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although the transfer agent has never experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-in-Kind

Generally, all redemptions will be for cash. The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes their NAV. This process minimizes the effect of large redemptions on the Fund and their remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-866-663-8023. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $10,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

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AMM Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may invest a significant portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fallen Angels Income Fund distributes dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested

19

in changing your election, you may call the Fund’s transfer agent at 1-866-663-8023 or send a written notification to:

AMM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION OF SHARES

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. These are called "Rule 12b-1 Fees." Rule 12b-1 Fees are paid to brokerage firms and other intermediaries as compensation for expenses incurred in the sale of Fund shares and for services provided to shareholders. Payments are not tied to actual expenses incurred. Shareholders of the Fund pay an annual 12b-1 Fee of up to 0.25% of its average net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries: The Fund’s adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 Fees

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and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The adviser may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the adviser’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Shareholder Statements and Reports: AMM Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, AMM Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-866-663-8023 and AMM Funds will begin individual delivery within 30 days after AMM Funds receive your instructions.

You will receive a financial report from the Fund twice a year, generally in October and April. In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available. To participate (or end your participation) in AMM Fund's electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-888-999-1395.

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FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

FALLEN ANGELS INCOME FUND

Select data for a share outstanding throughout the period.

Years Ended
	7/31/2015	7/31/2014	7/31/2013	7/31/2012	7/31/2011

Net Asset Value, at Beginning of Period	$ 9.96	$ 9.19	$ 7.96	$ 7.74	$ 7.36

Income From Investment Operations:
Net Investment Income *	0.13	0.14	0.18	0.24	0.23
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.10)	0.74	1.19	0.20	0.40
Total from Investment Operations	0.03	0.88	1.37	0.44	0.63

Distributions:
Net Investment Income	(0.14)	(0.11)	(0.14)	(0.22)	(0.25)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.14)	(0.11)	(0.14)	(0.22)	(0.25)

Net Asset Value, at End of Period	$ 9.85	$ 9.96	$ 9.19	$ 7.96	$ 7.74

Total Return **	0.29%	9.59%	17.35%	5.93%	8.63%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,738	$ 10,205	$ 9,559	$ 9,324	$ 11,067
Ratio of Expenses to Average Net Assets	2.39%	2.32%	2.49%	2.33%	2.27%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.39%	2.10%	3.19%	3.01%
Portfolio Turnover	35.17%	66.27%	43.58%	69.06%	19.62%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

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PRIVACY NOTICE

AMM FUNDS

Rev. September 2011

WHAT DOES AMM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•        Social Security number and wire transfer instructions

•        account transactions and transaction history

•        investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AMM Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does AMM Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-888-999-1395.

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PRIVACY NOTICE(continued)

AMM FUNDS

What we do:
How does AMM Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does AMM Funds collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • AMM Funds does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • AMM Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • AMM Funds doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), is incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the performance results as of the Fund as of the latest semi-annual or annual fiscal year end.

Call AMM Funds at 1-888-999-1395 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain copies on the adviser's website at amminvest.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21927

AMM FUNDS

FALLEN ANGELS INCOME FUND

fainx

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Fallen Angels Income Fund dated December 1, 2015. The Fund’s financial statements are included in the AMM Fund’s Annual Report, and are incorporated by reference into this SAI by subsequent amendment. A copy of the Prospectus or Annual Report can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, or by calling 1-866-663-8023. The Fund’s Prospectus is incorporated by reference into this SAI.

Description of the Trust and the Fund	1
Additional Information About the Fund’s Investments	2
Investment Strategies and Risks	2
Investment Restrictions	23
Management of the Fund	25
Code of Ethics	28
Distribution Plan	29
Control Persons and Principal Holders of Securities	30
Control Persons	30
Management Ownership	30
Investment Advisory and Other Services	30
Investment Adviser	30
Custodian	34
Fund Services	34
Independent Registered Public Accounting Firm	34
Brokerage Allocation and Other Practices	34
Disclosure of Portfolio Holdings	36
Determination of Share Price	37
Redemption In-Kind	38
Tax Consequences	38
Proxy Voting Policies and Procedures	39
Financial Statements	39
Summary of Institutional Shareholder Services Proxy Voting Policies and Procedures	41

DESCRIPTION OF THE TRUST AND FUNDS

The Fallen Angels Income Fund (the "Fund") was organized as a diversified series of AMM Funds (formerly Fallen Angels Family of Funds) (the “Trust”) on June 20, 2006 and commenced investment operations on November 10, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is American Money Management, LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the FundFund’s assets, see “How to Buy Shares – Purchasing Shares” and "Valuing Fund Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

1

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus. Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund may invest assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the NYSE MKT LLC (formerly known as the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the

2

"market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

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Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fallen Angels Income Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

The Fund may purchase ETFs and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in

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unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs"). Because many ETFs are considered to be investment companies, see "Investments in Other Investment Companies" below for additional information.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's Adviser believes it is in the Fund's interest to do so. The Fund's ability to redeem creation units may be limited by the Investment Company Act

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of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income Securities

Fixed income securities include bonds and securities offered on a when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an American Depositary Receipt (ADR). Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Fund may engage in futures transactions for hedging purposes only. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk . Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible

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for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss . Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk . The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition

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of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested

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would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool operator.

Illiquid and Restricted Securities

The Fund may invest up to 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc., now known as the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Fund’s Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and

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quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Fund's investment objectives. Investments in the securities of other

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investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Mortgage-Backed Securities.

The Fallen Angels Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of

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the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly,

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quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department

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and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Fannie Mae is authorized to borrow from the U.S. Treasury.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after

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demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities.

The Fallen Angels Income Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

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Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolios and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a

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gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.

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Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the Investment Company Act of 1940, as amended. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants,

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except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Royalty Trusts

The Fund may invest in royalty trusts. Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. Examples of royalty trusts include BP Prudhoe Bay Royalty Trust, Cross Timbers Royalty Trust and Williams Coal Seam Gas Royalty Trust. The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

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The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fallen Angles Income Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fallen Angels Income Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued

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by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fallen Angels Income Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

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The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations . The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or

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investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental . The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales

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and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Fund is the only series in the “Fund Complex”. The Board generally meets four times a year to review the progress and status of the Fund.

Board Leadership Structure

The Trust is led by Gabriel B. Wisdom, who has served as the Chairman of the Board and President since the Trust was organized in 2006. Mr. Wisdom is an "interested person" as defined in the Investment Company Act of 1940, as amended, by virtue of his controlling interest in American Money Management, LLC (the Trust’s investment adviser). The Board of Trustees is comprised of Mr. Wisdom and four other Trustees, none of whom are an interested person ("Independent Trustees"). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Trust and the Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Wisdom and four Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management

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from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee's communications with the independent registered public accounting firm.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Wisdom has over 30 years of business experience including executive positions in the investment management, brokerage and financial services business. Mr. Wisdom is also a graduate of the Harvard Business School's Owner/President Management Program and holds an MBA from California Pacific University of San Diego. Mr. Wisdom possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and his extensive experience in the investment management industry. Mr. Miro Copic has over 20 years of business experience in the marketing and manufacturing industries including senior marketing and general management roles at PepsiCo, Inc, Beatrice Foods Company, News Corporation and Hasbro, Inc. Mr. Copic also holds an MBA from Harvard Business School and a Master of Public Policy degree from Harvard's Kennedy School of Government. In addition, Mr. Copic teaches branding, positioning and product management at the University of California-San Diego's Extension Program. Mr. Copic serves on the Board of Advisers of the University of California-San Diego's School of International Relations and Pacific Studies. Mr. Ingram S. Chodorow has over 30 years of business experience including executive positions in the medical, dental and medical patent licensing industries. Ms. Linda J. Rock has over 20 years of business experience including executive positions in the management consulting, restaurant and investment banking fields. Ms. Rock also has experience as Board member serving as a Director for Garden Fresh Restaurant Corporation. Ms. Rock also holds an MBA from Stanford University and a BSME from UCLA. Additionally, Ms. Rock served on the board of the Del Mar Foundation and acted as Chair of the City of Del Mar, California Finance Committee. Ms. Kelly C. Huang, who also serves as the Chairperson of the Audit Committee, has over 20 years of business experience including executive positions in the management consulting, business development, medical equipment and industrial supply fields. Ms. Huang also teaches marketing at the University of California-San Diego's Extension Program. Ms. Huang holds an MBA from Harvard Business School and a BA in Computer Engineering from Brown University. Each of the Independent Trustees possesses a strong understanding of the regulatory framework under which investment companies must operate based on their years of service to this Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

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Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1966	Trustee	Indefinite/ August 2006- present	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-present)	1	None
Ingram S. Chodorow CEO, Elsac Group Inc. P.O. Box 675167 Rancho Santa Fe, CA 92130 Year of Birth: 1939	Trustee	Indefinite/ August 2006 - present	President/CEO, Elsac Group, Inc. (investments)(2009-present) President/CEO, Placontrol, Inc. (oral care products) (1973-2009	1	None
Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Year of Birth: 1957	Trustee	Indefinite/ August 2006 – present	Management Consultant, self-employed (1990-present)	1	None
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1961	Trustee	Indefinite/ August 2006 – present	President/CEO, Bottomline Marketing (2001-present)	1	None

1The "Fund Complex" consists of the AMM Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1950	President and Trustee	Indefinite/ Trustee June 2006 – present; Annual/President August 2006 – present.	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)	1	None
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Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1976	Treasurer, Secretary and Chief Compliance Officer	Annual/ August 2006 – present as Treasurer; Annual and Indefinite, respectively /March 2012 to present as Secretary and Chief Compliance Officer.	Chief Investment Officer, American Money Management (2005 to present)	NA	NA

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund’s investment adviser.

2The "Fund Complex" consists of the AMM Funds.

The Trust’s audit committee consists of Miro Copic, Ingram Chodorow, Kelly Huang and Linda Rock. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended. During the fiscal year ended July 31, 2015, the Audit Committee held two meetings.

As of December 31, 2014, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities in the Fallen Angels Income Fund	Aggregate Dollar Range of Securities In Trust
Miro Copic	None	None
Ingram Chodorow	None	None
Kelly Huang	None	$1 to $10,000
Linda Rock	None	None
Gabriel B. Wisdom	Over $100,000	Over $100,000

The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended July 31, 2015. Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

Name	Aggregate Compensation from the Fallen Angels Income Fund	Total Compensation from Trust[2]
Miro Copic	$1,000	$2,000
Ingram Chodorow	$1,000	$2,000
Kelly Huang	$1,000	$2,000
Linda Rock	$1,000	$2,000
Gabriel B. Wisdom	$0	$0

1 Each non-interested Trustee receives $500 per quarterly meeting attended.

2 The Trust is comprised of the Fallen Angels Income Fund. The Fallen Angels Value Fund was liquidated on October 16, 2015. For the fiscal year ended July 31, 2015 it paid $4,000 in Trustee fees.

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CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets. The Plan is a compensation style plan which means the Fund accrue expenses and pay the Adviser based upon the percentage described above rather than on actual expenses incurred by the Adviser.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

For the fiscal year ended July 31, 2015, the Adviser received (including amounts accrued) $25,356 in distribution fees from the Income Fund. For the fiscal year ended July 31, 2014, the Adviser received (including amounts accrued) $25,106 in distribution fees from the Income Fund. For the fiscal year ended July 31, 2013, the Adviser received (including amounts accrued) $23,264 in distribution fees from the Income Fund, under the Plan. During the fiscal year ended July 31, 2015, the Adviser paid $25,466 to broker-dealers for sales of Income Fund shares and distribution services. During the fiscal year ended July 31, 2014, the Adviser paid $25,106 to broker-dealers for sales of Income Fund shares and distribution services. During the fiscal year ended July 31, 2013, the Adviser paid $23,793 to broker-dealers for sales of Income Fund shares and distribution services.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

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The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of November 25, 2015.

Fund	Name and Address	Status	Number of Shares	Percent of Shares

Fallen Angels Income Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record	1,025,494,743	86.59%
Fallen Angels Income Fund	Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	Record	85,090.271	7.18%

Management Ownership

As of November 25, 2015, all officers and trustees as a group (including through the American Money Management, LLC 401(k) Retirement Savings Plan, which includes Gabriel B. Wisdom and Michael J. Moore among its beneficial owners) beneficially owned 6.02% of the outstanding shares of the Fallen Angels Income Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

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The trustees selected American Money Management, LLC as the investment adviser to the Fund. Gabriel B. Wisdom owns more than 50% of the Adviser and acts as its Chief Executive Officer and Managing Director. He also serves as a Trustee for AMM Funds.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

The Agreement continued for an initial term of two years, and is renewed on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically. The Agreement was most recently renewed at a meeting of the Board of Trustees of the Trust (the “Board”) held on September 16, 2015. A discussion regarding the Board’s deliberations with respect to the Agreement will be provided in the Semi-Annual Report to Shareholders dated January 31, 2016.

Pursuant to an Administration Agreement between the Adviser and the Trust, the Adviser has been retained to provide certain management support and administrative oversight services to the Fund in exchange for the payment of an administrative fee by the Fund equal to an annual rate of 0.25% of the Fund's average daily net assets. The Adviser provides the Fund with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the Investment Company Act of 1940, as amended and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of the Fund's net asset value and the provision of all other fund accounting

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services to the Fund. The Adviser also provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser or its affiliates.

The tables below describe the advisory and administration fees earned by the Adviser.

Fallen Angels Income Fund	Gross	Waivers	Net	Period
Advisory Fees	$101,424	-	$101,424	Fiscal Year Ended July 31, 2015
Advisory Fees	$100,465	-	$100,465	Fiscal Year Ended July 31, 2014
Advisory Fees	$93,055	-	$93,055	Fiscal Year Ended July 31, 2013

Administration Fees	$25,356	-	$25,356	Fiscal Year Ended July 31, 2015
Administration Fees	$25,116	-	$25,116	Fiscal Year Ended July 31, 2014
Administration Fees	$23,264	-	$23,264	Fiscal Year Ended July 31, 2013

Mr. Wisdom, Michael J. Moore and Glenn Busch are the portfolio managers responsible for the day-to-day management of the Fund.

As of July 31, 2015, Mr. Wisdom also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	997	$205,287,126	5	$989,224

As of July 31, 2015, Mr. Moore is also responsible for managing the following other types of accounts.

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
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Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	997	$205,287,126	5	$989,224

As of July 31, 2015, Mr. Busch is also responsible for managing the following other types of accounts.

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	997	$205,287,126	5	$989,224

The Adviser has not identified any material conflicts between the Fund and other accounts managed by Mr. Wisdom, Mr. Moore, or Mr. Busch. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as either of the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include Mr. Wisdom's, Mr. Moore's or Mr. Busch’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another. The Adviser publishes a newsletter that discusses the perceived value of various stocks. The Adviser has adopted a policy that prohibits discussion of a security in the newsletter if the Adviser is currently considering the purchase or sale of such security by the Fund.

Mr. Moore receives a salary that is determined annually by negotiation. Mr. Busch receives a salary. Both Mr. Moore and Mr. Wisdom are owners of the Adviser and therefore participate in Adviser's profits based on their respective ownership interests. They also participate in the Adviser's 401(k) program on the same terms as the other employees of the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of July 31, 2015.

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Name of Portfolio Manager	Dollar Range of Equity Securities in the Fallen Angels Income Fund
Gabriel B. Wisdom	$100,001-$500,000
Michael J. Moore	None
Glenn Busch	$10,001-$50,000

Custodian

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund’s custodian ("Custodian").  The Custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Fund. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. The Trust will receive a discount ranging from 10-60% depending on the net assets of each Trust until the Trust reaches $10 million in assets.

During the fiscal year ended July 31, 2015, the Fallen Angels Income Fund paid $30,377 to MSS for transfer agent and accounting services. During the fiscal year ended July 31, 2014, the Fallen Angels Income Fund paid $30,576 to MSS for transfer agent and accounting services. During the fiscal year ended July 31, 2013, the Fallen Angels Income Fund paid $30,302 to MSS for transfer agent and accounting services.

Independent Registered Public Accounting Firm

The firm of Sanville & Company Certified Public Accountants, 1514 Old York Road, Abington, PA 19001, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending July 31, 2016. Sanville & Company will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an

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execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

During the fiscal year ended July 31, 2015, the Fallen Angels Income Fund paid brokerage commissions of $1,230. During the fiscal year ended July 31, 2014, the Fallen Angels Income Fund paid brokerage commissions of $7,409.38. During the fiscal year ended July 31, 2013, the Fallen Angels Income Fund paid brokerage commissions of $2,707.25.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to the Fund and may result in additional tax consequences to the Fund's Shareholders. The Fund’s historical turnover rates are as follows:

Fund	August 1, 2014 to July 31, 2015	August 1, 2013 to July 31, 2014	August 1, 2012 to July 31, 2013

Fallen Angels Income Fund	35.17%	66.27%	43.58%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund are required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third

36

parties providing services to the Fund.   The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors (Sanville & Company), legal counsel (Thompson Hine LLP), proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund makes publicly available on a monthly basis an updated list of the Fund’s top ten holdings, sector weightings and other Fund characteristics. This information is made available on the Fund’s website www.amminvest.com. The same information may also be included in printed marketing materials. The information is updated monthly and is usually available within 5 days of the month end. The Fund’s Form N-CSR and Form N-Q will contain the Fund's entire list of portfolio holdings as of the applicable quarter end.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Determination of SHARE price

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the prospectus.

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Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The Fund intends to continue to qualify under Subchapter M of the Internal Revenue Code. Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax

38

returns from the Fund. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders.

Tax Distribution : The Fund's distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding : The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Medicare Tax: For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation. Should additional series, or funds, be created by the Trustees, the Fund would be treated as a separate tax entity for federal tax purposes.

Foreign Account Tax Compliance Act: Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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Tax Loss Carryforward: Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital loss carryforward expiring +:
7/31/2017	(1,012,715)
7/31/2018	(2,126,805)
7/31/2019	(329,037)
Total Distributable Earnings	$(2,700,964)

The undistributed ordinary income and capital gains (losses) shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statement of assets and liabilities due to post-October capital loss deferrals on the Funds.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to Institutional Shareholder Services (ISS). ISS will vote such proxies in accordance with its proxy policies and procedures. A summary of the proxy policies and procedures of ISS is attached to this SAI. The full proxy policies and procedures may be obtained by calling the Adviser at 1-888-999-1395.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-866-663-8023. The information also will be available on the SEC’s website at www.sec.gov. In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-866-663-8023 and will be sent within three business days of receipt of a request.

Financial Statements

The financial statements and independent registered public accounting firm's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 2015. The Trust will provide the Annual Report without charge at written or telephone request.

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Executive Summary

Proxy Voting Guideline Updates and Process

2015 Benchmark Policy Recommendations

Effective for Meetings on or after Feb. 1, 2015
Published Nov. 6, 2014

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SUMMARY OF ISS' POLICY FORMULATION PROCESS	3
KEY STRENGTHS OF THE ISS POLICY FORMULATION PROCESS	3
2014-2015 OUTREACH	3
Policy Survey	3
Policy Roundtables/Feedback	4
Comment Period	5
POLICY UPDATES RELATED TO MARKETS WITH PROXY SEASONS IN 3RD AND 4TH QUARTERS	5
Upcoming Milestones	6
SUMMARY OF POLICY UPDATES	7
UNITED STATES POLICY UPDATES	8
Equity Plan Scorecard	8
Independent Chair Shareholder Proposals	9
CANADA POLICY UPDATES	11
Advance Notice Provisions	11
Former CEO Cooling-off Period	12
EUROPEAN POLICY UPDATES	13
Florange Act -- France	13
Board Independence -- Europe	13
ASIA-PACIFIC POLICY UPDATES	15
Factoring Capital Efficiency into Director Elections -- Japan	15
Board Independence -- Japan	16
Share Issuance Limit – Singapore	16
APPENDIX	17
Summary of Comments from 2014 Comment Period for 2015 Policies	17
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SUMMARY OF ISS' POLICY FORMULATION PROCESS

Each year, ISS’ Global Policy Board conducts a robust, inclusive, and transparent global policy formulation process that produces the ISS benchmark proxy voting guidelines that will be used during the upcoming year.

The policy review and update process begins with an internal review of emerging issues and notable trends across global markets. Based on data gathered throughout the year (particularly from client and issuer feedback during proxy season), ISS forms policy committees by governance topics and markets. As part of this process, the policy team examines academic literature, other empirical research, and relevant commentary. ISS also conducts surveys, convenes roundtable discussions, and posts draft policies for a review and comment period. Based on this broad input, ISS' Global Policy Board reviews and approves final drafts and policy updates for the following proxy year. Annual updated policies announced in November apply to meetings held on and after February 1 of the following year.

Also, as part of the process, ISS collaborates with clients with customized approaches to proxy voting. ISS helps these clients develop and implement policies based on their organizations' specific mandates and requirements. In addition to the ISS regional benchmark (standard research) policies, ISS' research analysts apply more than 400 specific policies, including specialty policies for Socially Responsible Investors, Taft-Hartley funds and their external asset managers, and Public Employee Pension Funds, as well as hundreds of fully customized policies that reflect clients' unique corporate governance philosophies and investment strategies. The vote recommendations issued under these policies often differ from those issued under the ISS benchmark policies. The majority of shares that are voted by ISS' clients via ISS’ voting platform fall under ISS' custom or specialty recommendations.

Key Strengths of the ISS Policy Formulation Process

Industry-Leading Transparency: ISS promotes openness and transparency in the formulation of its proxy voting policies and the application of these policies in all global markets. A description of the policy formulation and application process, including specific guidelines, and Frequently Asked Questions appear on our website under the Policy Gateway section.

Robust Engagement with Industry Constituents: Listening to diverse viewpoints is critical to an effective policy formulation and application process. ISS' analysts routinely interact with company representatives, institutional investors, shareholder proposal proponents, board members, and other parties to gain deeper insight into critical issues. This ongoing dialogue enriches our analysis and informs our recommendations to clients.

Global Expertise: ISS ' policy formulation process is rooted in global expertise. ISS' network of global offices provides access to regional and local market experts for the Americas, EMEA (Europe/Middle East/Africa), and Asia-Pacific regions.

2014-2015 Outreach

Policy Survey

In July 2014, ISS launched the 2014-2015 policy outreach cycle with our annual policy survey. The survey encouraged global market participants to provide regional input on corporate governance issues that are pertinent to all capital markets worldwide. The survey was concise (just eight questions) and structured around several high-level themes, including pay for performance; board accountability;

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boardroom diversity; equity plan evaluation; risk oversight and audit; cross-market listings; and environmental and social performance goals. The survey was open to issuer and investor communities and a broad range of other governance stakeholders. ISS received responses from 105 institutional investors and 255 members of the corporate issuer community (includes corporate issuers, consultants/advisers to issuers, and other organizations representing issuers).

Policy Roundtables/Feedback

In addition, ISS held numerous one-on-one and other discussions throughout the year with institutional investors, issuers, and other stakeholders in the U.S., Canada, Europe, and Asia.

ISS also held various policy roundtables/group discussions on topics that pertain to the U.S., Canadian, European, and Asian-Pacific markets.

For the U.S. market, ISS held two telephonic roundtable discussions with various market constituents as follows:

›	On Sept. 11, 2014, the roundtable with institutional investors and corporate directors covered board refreshment (diversity, tenure, directors' skill sets) and board accountability (directors' unilateral adoption of material bylaw amendments that impact shareholder rights).
›	On Sept. 16, the roundtable with institutional investors, corporate directors, and a compensation consultant covered equity plan scorecard, pay-for-performance and externally-managed REITS, and treatment of equity in corporate inversions.

For the Canadian market, ISS held three telephonic roundtable discussions as follows:

›	On June 25, the roundtable with a mix of institutional investors and other market constituents covered considerations regarding the advance notice provisions policy.
›	On Aug. 28, the roundtable with institutional investors covered board refreshment – mandatory majority voting impact on policy; advance notice provisions; and gender diversity.
›	On Oct. 1, the roundtable with institutional investors covered compensation-related items including pay-for-performance peer groups, and burn rate methodology and policy.

In Europe, three separate in-person roundtable discussions were held with institutional investors in September in each of Paris, London, and Edinburgh.

›	On Sept. 11, 2014, ISS held a policy roundtable discussion with institutional investors in Paris covering the French market policy changes regarding automatic granting of double voting rights and antitakeover measures in light of the Florange Act.
›	ISS also held policy roundtable discussions with institutional investors in Edinburgh and London on Sept. 16 and Sept. 18, covering board-related gender diversity data, ISS' U.K Policy, potential impacts on shareholders' rights in light of the Florange act in France, and evolving approaches to pay across Europe, among other topics.

For Asia-Pacific markets, ISS held several roundtable discussions as follows:

›	On July 31, a telephonic roundtable discussion covering board independence in Japan was held with non-Japanese institutional investors.
›	ISS held two in-person roundtable discussions with institutional investors and other market constituents in Hong Kong and Singapore on Sept. 23 and Sept. 25, respectively. Topics covered at both of these roundtables included alternate director attendance, share issuance limit in Singapore, amendments to articles of incorporation in Hong Kong and China, annual grant limit of equity-based awards in Singapore and Hong Kong, and remuneration limit for directors in Korea.
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›	Regarding the Australia market, ISS held two in-person roundtables with institutional investors, academics, and other market constituents in Melbourne and Sydney on Feb. 25 and Feb. 27, respectively. The topics covered at these roundtable discussions include, among others, director independence (tenure), risk management, and ESG risk reporting.

Comment Period

On Oct. 15, ISS invited institutional investors, corporate issuers, and industry constituents to comment on ISS' draft 2015 proxy voting policies on select topics. The comment period, which ran through Oct. 29 produced feedback on nine proposed updates to ISS' global proxy voting policy guidelines as follows: The draft policy updates on U.S. topics included independent chair shareholder proposals and a scorecard approach to evaluating equity plans. For Canada, topics included a cooling-off period for former CEOs with respect to director independence and advance notice provisions. For Europe, the impact of the Florange Act and board independence were the topics for France and Portugal, respectively. For Asia-Pacific markets, the topics included board independence and factoring capital efficiency into director elections for Japan and share issuance limits for Singapore.

ISS received a total of 39 comments (six from institutional investors, 15 from the corporate issuer community, and 18 from advisers/law firms/consultants/academics or other organizations). Please see the Appendix for a summary of comments received.

Policy Updates Related to Markets with Proxy Seasons in 3rd and 4th Quarters

Australia: In August 2014, ISS updated the Australia policy guidelines. ISS finalized six policy changes related to director elections drawing on the 3rd Edition of the ASX Corporate Governance Council Recommendations and Principles, recently promulgated requirements of the corporate regulator, as well as feedback from policy roundtables. Substantive additions and changes tied to ISS’ voting recommendations on director elections include:

›	Addressing the issue of excessive non-audit fees through a new voting policy on directors serving on audit committees.
›	Modifying ISS’ independence classification of directors to weigh more heavily close family ties, tenure, and past transactional relationships.
›	Focusing on the level of disclosure provided around board diversity, a skills matrix and the establishment of a risk committee in our research reports as additional information to institutional investors. (Under certain circumstances, ISS may consider such disclosure in its vote recommendations on election of directors, as warranted.)

Additionally, our case-by-case policy on remuneration report proposals includes, as an additional factor, an assessment on the appropriateness and quality of the company's disclosure linking identified material business risks and the predetermined key performance indicators that determine annual variable executive compensation outcomes.

ISS also established a new policy on any proposals put to shareholder vote to change a company’s constitution that provides the chair with the authority to postpone or adjourn a meeting of shareholders or security holders.

The Australia policy summary guidelines can be found here.

India: Also in August, ISS released a stand-alone policy for India, as well as a clarification on debt-related proposals. ISS amended its policy on debt-related proposals seeking an increase in borrowing

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power to clarify that financial institutions will be evaluated differently compared with nonfinancial institutions, given the business model of financial institutions and regulatory environment under which they operate. ISS will generally recommend a vote in support of such proposals at financial companies, taking into account the financial standing of the company, including, but not limited to, the capital adequacy, revenue growth, and asset base.

The India policy summary guidelines can be found here.

Israel: In October 2014, ISS released a standalone policy for Israel, in recognition of the growth of this market, its unique characteristics, and the increasing prominence of Israeli companies in institutional investors’ portfolios. While most of the benchmark policies were a codification of ISS’ current approach, a new policy on equity plan and equity grants approvals was adopted. Under the new policy, ISS will generally recommend for equity plans and individual equity grants, except:

›	If the three-year average burn rate exceeds 1 percent and the total potential dilution from outstanding and proposed plans exceeds 10 percent; or
›	If the three-year average burn rate is equal to or below 1 percent and the total potential dilution from outstanding and proposed plans exceeds 15 percent.

The Israel policy summary guidelines can be found here.

Upcoming Milestones

December 2014:

› ISS will release a complete set of updated policies (in full and/or summary form).

› ISS will release updated Frequently Asked Questions ("FAQ") documents on certain U.S. policies.

› ISS will release its U.K. benchmark policy, which will continue to be fully in line with NAPF Policy. For 2015, ISS is codifying its U.K. policy approach into a single policy document to enhance clarity and transparency.

January-March 2015:

› January: ISS will evaluate new U.S. shareholder proposals anticipated for 2014 and update its U.S. Summary Proxy Voting Guidelines accordingly.

› January: ISS will update the FAQ on say-on-pay and remuneration in shares related to the French market.

› February 1: 2015 Global Policy Updates will take effect for meetings that occur on or after this date.

SUMMARY OF POLICY UPDATES

The complete set of ISS Global Benchmark Policy Guidelines considers market-specific regulation and best practices, transparency, and direct input from institutional investor clients and other market constituents in addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues. The updates contained in this document reflect changes to proxy voting policies within the three research regions – the Americas, EMEA (Europe/Middle East/Africa), and Asia-Pacific. These changes are based on significant engagement and outreach with multiple constituents in the corporate governance community, along with a thorough analysis of regulatory changes, best practices, voting trends, and academic research.

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The 2015 policy updates are grouped by region with separate documents addressing U.S., Europe, Canada, and Asia-Pacific policy changes. The full updates are available through the Policy Gateway. Highlights and key changes for the upcoming year include:

› Equity Plan Scorecard (U.S.)

› Independent Chair Shareholder Proposals (U.S.)

› Advance Notice Provisions (Canada)

› Former CEO Cooling-off Period (Canada)

› Impact of Florange Act (France)

› Board Independence (Europe)

› Factoring Capital Efficiency into Director Elections (Japan)

› Board Independence (Japan)

› Share Issuance Limit (Singapore)

The full text of the updates, along with detailed results from the Policy Survey and posted comments during the open comment period, are all available on ISS’ website under the Policy Gateway.

The ISS 2015 Global Policy Updates will be effective for meetings that occur on or after February 1, 2015.

The material updates to ISS' benchmark proxy voting policies are summarized below.

United States Policy Updates

Equity Plan Scorecard

Changes to ISS’ analytical framework with respect to equity-based compensation plans were many years in the making. The catalysts for this effort are the same market forces—new accounting standards, greater use of performance-based awards, and growing plan complexity—that have spurred significant changes in equity plan design and administration by corporations in recent years.

ISS’ new Equity Plans policy will provide for more nuanced consideration of equity plan proposals. As an alternative to applying a series of standalone pass/fail tests (focused on cost and certain egregious practices) to determine when a proposal warrants an "Against" recommendation, the updated approach will incorporate a model that takes into account multiple factors, both positive and negative, related to plan features and historical grant practices.

Feedback from institutional investors and corporate issuers in recent years, beginning with the 2011-2012 ISS policy cycle, indicates strong support for the new approach, which incorporates the following key goals:

› Consider a range of factors, both positive and negative, to determine vote recommendations.

›	Select factors based on (1) feedback from clients and other market constituents, (2) tracking the growing body of best practices in equity compensation, and (3) internal analysis of correlations with TSR performance and plan proposal vote results.

› Establish burn-rate and factor weightings in keeping with company size (based on three market index groups).

›	Ensure that plans associated with certain highly negative features (e.g., ability to reprice stock options without shareholder approval) or practices (pay-for-performance disconnects driven by excessive equity grants) will receive a negative recommendation.

The Equity Plan Scorecard ("EPSC") policy builds a more flexible multifactor approach around traditional

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cost evaluation models by analyzing a broad range of plan features and grant practices that reflect shareholders’ embrace of performance-conditioned awards, risk-mitigating mechanisms, and reasonable plan duration. While some highly egregious features will continue to result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), EPSC recommendations will largely be based on a combination of factors related to (1) cost, (2) plan features, and (3) grant practices. For example, a plan where cost is nominally higher than a company's allowable cap may receive a favorable recommendation if sufficient positive factors are present. Conversely, a plan where cost is nominally lower than the allowable cap may ultimately receive a negative recommendation if a preponderance of scorecard factors is negative.

The "scorecard" model ("EPSC") considers a range of positive and negative factors, rather than a series of pass/fail tests, to evaluate equity incentive plan proposals. The total EPSC score will generally determine whether ISS recommends for or against the proposal.

EPSC factors will fall under three categories ("EPSC pillars"): Plan Cost, Plan Features, and Grant Practices. As part of the new approach, the updated policy will:

›	Utilize three index groups to determine burn-rate benchmarks (index/industry mean and 1 standard deviation above mean, along with a 2 percent de minimis benchmark) and factor weightings[1]:

› S&P500

› Russell 3000 (ex-S&P 500)

› Non-Russell 3000.

› Utilize individual scorecards for each index group (S&P500, Russell3000, Non-Russell3000, and IPOs).

› Measure plan cost (SVT) by both of the following:

›	the company's total new (A shares) and previously reserved equity plan shares (B shares) plus outstanding grants and awards (C shares), and

› only the new request plus previously reserved but ungranted shares ("A+B shares");

› Eliminate option overhang carve-outs, in light of the additional SVT evaluation factor for only A+B shares; and

›	Eliminate consideration of "liberal share recycling" provisions from the SVT cost calculations; instead, share recycling will be scored as a negative plan feature.

Independent Chair Shareholder Proposals

Calls for independent board chairs were the most prevalent type of shareholder proposal offered for consideration at U.S. companies’ annual meetings in 2014. As of Oct. 31, 63 of these proposals came to a shareholder vote, up from 59 resolutions over the same time period in 2013.

Recent high-profile board leadership changeovers at Hewlett-Packard and Bank of America may focus investors’ attention on directors’ decisions to revert to a combined CEO/chair role after years of independent boardroom leadership. At Bank of America, a shareholder-sponsored bylaw amendment mandating an independent chair received majority support from shareholders in 2009. The company’s board repealed this provision to allow it to recombine the titles (and created a new lead director position as a counter-balance).

Regarding the presence of an executive or non-independent chair in addition to the CEO, a recent

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academic study[2] found that retention of a former CEO in the role of chair may prevent new CEOs from making performance gains by dampening their ability to make strategic changes at the company.

ISS' current policy is to generally recommend for independent chair shareholder proposals unless the company satisfies all of the following criteria:

›	The company designates a lead director, who is elected by and from the independent board members with clearly delineated and comprehensive duties.
›	The board is at least two-thirds independent.
›	The key board committees are fully independent.
›	The company has disclosed governance guidelines.
›	The company has not exhibited sustained poor TSR performance (defined as one- and three-year TSR in the bottom half of the company's four digit industry group, unless there has been a change in the CEO position within that time).
›	The company does not have any problematic governance issues.

This "Generally For" policy is updated by adding new governance, board leadership, and performance factors to the analytical framework and to look at all of the factors in a holistic manner. New factors (not explicitly considered under the current policy) include the absence/presence of an executive chair, recent board and executive leadership transitions at the company, director/CEO tenure, and a longer (five-year) TSR performance period.

ISS believes that a more holistic review of each company's board leadership structure, governance practices, and financial performance will strengthen the application of this policy. Under the proposed revisions, any single factor that may have previously resulted in a "For" or "Against" recommendation may be mitigated by other positive or negative aspects, respectively.

Canada Policy Updates

Advance Notice Provisions

As advance notice requirements continue to evolve and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these notice requirements for board nominees to be used to impede the ability of shareholders to nominate director candidates to the board, a fundamental shareholder right under Canada's legal and regulatory framework. Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused.

Recent court cases have provided a clear indication that advance notice provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations or to "buy time" for management to develop a strategy to defeat dissident shareholders. As well, that in the case of ambiguous provisions, the result should weigh in favour of shareholder voting rights.

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Based on discussions with institutional investors, the policy is updated to incorporate the aforementioned provisions identified as potentially problematic and to reflect recent court decisions that have highlighted certain problematic aspects of advance notice requirements.

The updated policy is to recommend case-by-case on proposals to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to the following newly identified problematic features:

›	For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;
›	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
›	Any additional disclosure requests within the advance notice requirement or the company's ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees; and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders; and
›	Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement.

Former CEO Cooling-off Period

The Canadian corporate legal and regulatory frameworks provide for substantial shareholder protections and rights, which include allowing shareholders (with a combined five percent ownership stake) to call special meetings to replace or remove directors and being able to remove directors by a simple majority vote. The separation of the roles of Chair and CEO has been widely adopted by Toronto Stock Exchange (TSX) listed issuers in Canada. Additionally, the TSX has mandated majority voting for director elections, which further strengthens the impact of the shareholder vote. These substantial rights allow shareholders of Canadian issuers to specifically address concerns with particular directors in situations where these directors are thought not to be acting in shareholders' best interests.

Against this shareholder-friendly corporate governance backdrop, Canadian institutional investors have indicated that a cooling-off period for a former CEO who serves on the board is deemed reasonable in the Canadian market. Of the institutional investors that have established a cooling-off period for determining former executive independence (including former CEOs) within their policy guidelines, a majority have determined that a five-year look-back period is appropriate.

A five-year cooling-off period for the CEO generally better reflects a reasonable time period for reducing a former CEO's potential influence on the board as such timeframe allows for potential significant changes within the company's management team. Following a review of equity vesting provisions upon executive officer retirement within equity based incentive compensation plans, in a majority of cases, all

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outstanding equity awards received by the former CEO as compensation for his or her former position would be exercised within a five-year period, eliminating any lingering compensation ties to the company's operational performance which would have aligned the former CEO's interests with management. In some circumstances, ISS may conclude that a cooling-off period is inappropriate for a former CEO due to ties to the company, that call into question that person's independence on the board.

Under ISS' Definition of Independence, on a case-by-case basis, a former CEO will be subject to a five-year cooling-off period after which he/she will be deemed independent for purposes of serving on the board of directors or any key board committee unless there exists any other relationship with the issuer, or an executive officer of the issuer, which could be reasonably perceived to interfere with the exercise of his or her independent judgment as set out in the ISS definition of independence. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been executive chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

European Policy Updates

Florange Act -- France

The Florange Act, adopted on March 29, 2014, impacts French governance principles and provisions, particularly the one-share, one-vote principle and antitakeover measures.

The Act provides for the automatic granting of double-voting rights to any shares held in a registered form by the same shareholder for at least two years (also known as "time-phased" voting or "loyalty shares"), provided that the company does not prohibit double-voting rights in its bylaws. The Act allows companies to amend their bylaws (with shareholders' approval) to opt-out of this automatic granting of double voting rights and thus continue under the one-share, one-vote principle. The two-year holding period triggering the automatic acquisition of double-voting rights started on April 3, 2014. This means that French companies which did not already prohibit double-voting rights in their bylaws have to submit such bylaw amendment by April 2, 2016, in order to opt out of the automatic granting of double-voting rights.

The Act further enables the board, facing a potential takeover, to adopt any provisions to thwart a takeover, without shareholder approval. The Act does allow companies to amend their bylaws (with shareholders' approval) to opt-out the ability to adopt antitakeover measures without shareholders' prior approval.

To address the automatic granting of double voting rights, ISS' approach is as follows:

For French companies that:

›	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
›	Do not currently have a bylaw prohibiting double-voting rights; and either
›	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
›	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, ISS may recommend against the following types of proposals:

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›	The reelection of directors or supervisory board members; or
›	The approval of the discharge of directors; or
›	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Second, ISS will apply its antitakeover measures policy for 2015 as follows:

For companies in the CAC40 index, and until Jan. 31, 2016, generally recommend voting against any general share issuance authorities (with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' approval.

Board Independence -- Europe

The new policy harmonizes the European policy for board independence at widely-held companies for all markets (except for Greece and Portugal) to a general minimum of 50 percent, except where there are legal requirements for non-shareholder elected board members such as employee representatives, or controlling shareholders who may reasonably be expected to have representation in line with their ownership. In such circumstances, the minimum independence level will be no less than one-third. For companies incorporated in Greece and Portugal, the minimum required level of independence is also set at one-third.

For the French market, this policy update also takes into account the recent legal change requiring certain companies to include employee board representatives. The new policy is consistent with the independence standard that is currently applied to companies in European markets where employee board representatives are required by law, and at the same time, explicitly articulates that a 50-percent independence standard would be maintained for board members that are elected by shareholders.

For Italy, the update to expand the board independence policy to apply to all widely-held companies is a component of ISS' longer-term goal of harmonizing its approach to the various European markets to the greatest extent possible.

ISS' current policy for Portugal is the only exception to the one-third independence standard and has been based on the recommendations of the Portuguese Code of Corporate Governance, which stipulated that at least 25 percent of the members of a board should be independent. However, at the end of 2013, the market regulator updated this code and abolished the 25-percent board independence guideline. The revised code now recommends that "non-executive members shall include an appropriate number of independent members, taking into account the adopted governance model, the size of the company, its shareholder structure and the relevant free float."

ISS' current policy for Portugal is based on the recommendation of the Portuguese code of best practice published by the CMVM, the market regulator. In October 2013, the market regulator updated this code to no longer retain the former 25-percent board independence guideline. A one-third independent board threshold for Portugal is consistent with the minimum threshold applied by ISS in many Continental European markets.

ISS will increase the independence threshold from 25 percent to 33.3 percent for Portuguese boards. ISS will recommend a vote against the entire slate of director candidates (in bundled elections) or a vote against the election of any non-independent directors (unbundled elections) if the board independence level does not meet the recommended one-third threshold. The updated policy would apply for companies that belong to the PSI-20 and/or MSCI-EAFE index.

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Asia-Pacific Policy Updates

Factoring Capital Efficiency into Director Elections -- Japan

Many Japanese companies make inefficient use of capital, as demonstrated by returns on equity which are far lower on average than their counterparts in other developed markets. According to the Ito Review[3] by the Ministry of Economy, Trade and Industry, the average ROE for fiscal 2012 was only 5.3 percent for Japanese companies, compared to 22.6 percent for U.S. companies and 15.0 percent for European companies. In the report, Japanese companies are encouraged to increase their ROEs "in a manner befitting their respective businesses and connect this activity to generating sustainable growth." It also notes that "... [Japanese] companies should be conscious that the minimum expected level of ROE is 8%, and should strive to further increase their ROEs beyond this level..."

Poor capital stewardship has been recognized as a key factor behind the poor shareholder returns in the Japanese market over the past quarter century. Japanese boards are still dominated by executive directors, and function more as executive committees than as oversight bodies, and it is therefore appropriate to hold directors accountable for poor capital efficiency, which often stems from management decisions that prioritize stakeholders over shareholders.

Japanese regulators are increasingly focused on the need to improve ROE in order to improve the health of Japan's capital market. The Abe administration's economic policy includes measures to improve Japanese companies' capital efficiency. The administration requested the Tokyo Stock Exchange and Nikkei to create a new equity index to be composed of companies deemed shareholder friendly. The new JPX Nikkei 400 index, launched in response to the request, evaluates, among other factors, ROE to select index component companies, with a view to increasing awareness of the importance of ROE among Japanese companies. In addition, at the request of the administration, the Financial Services Agency released in February Japan's Stewardship Code[4] for investors holding Japanese equities, which aims to increase constructive shareholder engagement with companies. Measures to increase capital efficiency are cited in the code as one topic for such engagement. As of August 29, 160 institutions have signed the code.

Japanese institutional investors frequently incorporate ROE into their investment and proxy voting activities. In many cases, a 3 - 5 percent ROE threshold is used as a key factor when evaluating director election proposals, to address the issue of low capital efficiency at Japanese companies. The approach was originally inspired by the Pension Fund Association (PFA) of Japan, which employed a director election policy factoring in ROE beginning in 2007. Although the PFA currently does not have a stated ROE-based director election policy, domestic institutional shareholders continue to employ ROE in voting on directors.

ISS is adopting a new policy on director elections in Japan, which will result in negative recommendations on top executives of companies that have failed to achieve an average ROE of at least 5 percent over the previous five years. Exceptions will be made in cases where the ROE trend is improving (meaning that ROE in the most recent fiscal year is at or above 5 percent), and in cases where the senior executives have recently joined the company in connection with a bailout or a major restructuring. The 5 percent threshold was chosen as a minimum ROE level which investors could accept as an equity risk premium, based on discussions with institutional investors in Japan holding Japanese equities. Therefore, the threshold should be interpreted as a minimum acceptable level of

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ROE, and should not be interpreted as a goal or target level. The five-year measurement period was chosen so as not to discourage companies from undertaking investments or divestitures which may result in a short-term hit to earnings, but which are necessary for the company's long-term health.

Under the policy, ISS will identify the outlier companies with low ROE and no demonstrated increase in ROE trend. Feedback on the policy change from Japanese investors has been positive.

Board Independence -- Japan

Corporate governance in Japan has long been criticized for lack of outside director oversight. This lack of oversight has enabled entrenched management teams to take actions which have contributed to poor shareholder returns. These include excessive cash accumulation, uneconomical investments, and a reluctance to consider mergers and asset sales. However, there has been an increase in the percentage of Japanese companies with at least one outsider on the board over the last six years, from 46 percent in 2008 to 71 percent as of September 2014, according to ISS data. The proportion of such companies, which had been increasing by one to two percentage points every year, began to increase sharply in 2013. In addition, a majority of large Japanese companies now have at least two outside directors.

Of Nikkei 225 index member companies, 72 percent have multiple outsiders, and of companies constituting the JPX-Nikkei 400 index, 55 percent have multiple outsiders (as of September 2014). Furthermore, Japan's Corporate Governance Code, to be announced in 2015, is expected to require companies to have multiple outside (independent) directors.

In 2013, ISS began recommending against top executives if the board after the shareholder meeting did not include at least one outsider, regardless of independence. Given that a majority of Japanese boards have at least one outsider, having outsiders on the board is no longer an alien concept among the Japanese business community, corporations, and institutional shareholders alike.

ISS plans to revise our policy on board composition in Japan, and to recommend votes against top executives at companies that do not have multiple outside directors, beginning in 2016. The details of this policy, including the breadth of its application, will be announced during 2015. However, we are communicating the change to the market well in advance, to give companies time to recruit and appoint additional outside directors.

Share Issuance Limit – Singapore

Singapore listing rules provide companies wide leeway in seeking annual share issuance mandates. Companies listed on the SGX Mainboard may seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital, with a sub-limit of 20 percent of issued capital for shares issued without preemptive rights. Companies listed on the SGX Catalist market for start-up companies may seek an annual mandate for the issuance of ordinary shares up to 100 percent of issued capital, with a sub-limit of 50 percent of issued capital for shares issued without preemptive rights. Most Singapore-listed companies seek annual approval for such mandates, to avoid having to seek a separate vote on each share issuance during the year.

Existing ISS policy has called for votes for share issuance requests that track the limits allowed by Singapore listing rules. However, these limits are greater than those found in other markets, such as Hong Kong and Malaysia, and many shareholders are concerned about the potential for excessive dilution. In line with shareholder feedback, ISS will amend its policy to recommend votes for share issuance mandates for companies listed on the Mainboard of the Singapore Exchange only when the limits are no more than 50 percent of issued capital with preemptive rights and 10 percent without preemptive rights. For Catalist-listed companies, the respective limits will be 100 percent with

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preemptive rights and 20 percent without preemptive rights.

APPENDIX

Summary of Comments from 2014 Comment Period for 2015 Policies

While many commenters indicated general support for ISS' switching to a scorecard approach when evaluating equity plan proposals in the U.S., a common theme indicated that ISS should provide more transparency on the weights applied to the specific factors.

Regarding the proposed U.S. policy on independent chair shareholder proposals, investor comments varied indicating general support for an independent chair board leadership model or evaluating the merits of the proposal on a case-by-case basis. One commenter favored the proposed inclusion of a five-year time frame for examining total shareholder returns. A recurring theme among issuer-related comments indicated that ISS' holistic review of company-specific factors when evaluating the proposals raises ambiguity as to how ISS will evaluate the factors. Other commenters suggested ISS consider prior vote results on the proposal and the board's rationale for having its specific board leadership structure currently in place.

With respect to the draft policy updates related to Japan (board independence and factoring return on equity ("ROE") in director elections), investor commenters appeared to be generally supportive of such changes. Particularly regarding the draft policy related to ROE, investor feedback received through other forums in line with the sentiment observed among some of the commenters indicated that taking an average ROE is more sensible due to the possibility for example, that the policy may be interpreted to encourage companies to achieve a one-time high ROE performance level. Also, investors suggested that the trend in ROE is important. For example, if average ROE is less than 5 percent, but an improvement is observed, then negative votes on directors may not be appropriate.

Five comments or fewer were related to the proposed policy updates for Canada, Japan, and Singapore. Given the small number of comments received on those draft policies, ISS notes that they may not be an accurate representation of the viewpoints of the broader shareholder or corporate communities. No comments were received on proposed policy updates for France and Portugal.

The comment period is an important part of our policy development process providing an opportunity for ISS to review and consider feedback on select 2015 policies from institutional investors, corporate issuers, and other market constituents. As a result, ISS is providing the following responses with respect to several of the draft policies that were submitted for comment:

Equity Plan Scorecard (U.S.): Weightings for the three scorecard pillars applicable to S&P 500 and Russell 3000 companies along with the factors within each pillar, are shown in the "Equity-based and Other Incentive Plans" section of the 2015 U.S. Policy Updates document. More information about the policy and weightings will also be included in ISS' Compensation FAQ published in December.

Independent Chair Shareholder Proposals (U.S.): More information on the framework applied in ISS' holistic review will be forthcoming in the FAQ document to be released in December.

Factoring Capital Efficiency into Director Elections (Japan): The policy was updated by incorporating a five-year average ROE as the threshold and the trend in ROE. So, ISS will recommend against top executives of companies that have failed to achieve an average ROE of at least 5 percent over the previous five years. Exceptions will be made in cases where the ROE trend is improving (meaning that ROE in the most recent fiscal year is at or above 5 percent).

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

[1] An additional version of the model will also be developed for companies that recently IPO'd or emerged from bankruptcy, where the burn-rate factor does not apply, per current policy.

[2] Quigley, Timothy J. and Hambrick, Donald C., When the Former CEO Stays on as Board Chair: Effects on Successor Discretion, Strategic Change, and Performance (December 6, 2010). Strategic Management Journal, 33: 834–859, DOI: 10.1002/smj.1945, July 2012.

[3] http://www.meti.go.jp/english/press/2014/080604.html

[4] http://www.fsa.go.jp/en/refer/councils/stewardship/index.html

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PART C

OTHER INFORMATION

Item 28. Exhibits.

(a) Articles of Incorporation.

(i) Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on July 12, 2006.

(ii) Amendment No.1 to the Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(ii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(iii) Amendment No. 2 to the Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(iii) to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on June 11, 2007.

(iv) Amendment No. 3 to the Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(iv) to the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed with the SEC on November 10, 2008.

(b) By-Laws. Registrant’s By-Laws are hereby incorporated by reference to Exhibit 23(b) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on July 12, 2006.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts. Management Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(d) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement with U.S. Bank, N.A. is hereby incorporated by reference to Exhibit 23(g) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(h) Other Material Contracts.

(i) Transfer Agent Agreement with Mutual Shareholder Services, LLC is hereby incorporated by reference to Exhibit 23(h)(i) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(ii) Accounting Services Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(h)(ii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(iii) Administration Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(h)(iii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(i) Legal Opinion.

(i) Legal Opinion is hereby incorporated by reference to Exhibit 23(i) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(ii) Legal consent is filed herewith.

(j) Other Opinions. Consent of Independent Registered Public Accountants is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Agreement of initial shareholder is hereby incorporated by reference to Exhibit 23(l) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(m) Rule 12b-1 Plan. Rule 12b-1 Plan is hereby incorporated by reference to Exhibit 23(m) to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on June 11, 2007.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics. Code of Ethics of the Trust and Adviser is hereby incorporated by reference to Exhibit 23(p) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(q) Powers of Attorney. Powers of Attorney of the Trust, and a certificate with respect thereto, and the Trustees and officers of the Trust are hereby incorporated by reference to Exhibit 23(q) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

Item 29. Persons Controlled by or Under Common Control with the Fund. None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of the Investment Adviser.

(a) American Money Management, LLC ("AMM"), 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92067 is registered as an investment adviser.  It has engaged in no other business during the past two fiscal years.

(b) Gabriel Wisdom is also an owner and director of Monterey Financial, 4095 Avenida de la Plata, Oceanside, CA 92056, a finance company.

Item 32. Principal Underwriter. None.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 30th day of November, 2015.

AMM Funds

By: /s/ JoAnn M. Strasser

JoAnn M. Strasser

Attorney-in-Fact

Pursuant to the requirements of the Securities Act, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the 30th day of November, 2015.

Gabriel B. Wisdom, President* (Principal Executive Officer)/Trustee

Michael J. Moore, Treasurer* (Principal Financial Officer/Principal Accounting Officer)

Ingram S. Chodorow, Trustee*

Miro Copic, Trustee*

Kelly C. Huang, Trustee*

Linda J. Rock, Trustee*

*By: /s/ JoAnn M. Strasser

JoAnn M. Strasser

Attorney-in-Fact

EXHIBIT INDEX

1.                Consent of Thompson Hine LLP EX-99.28.i (ii)

2.                Consent of Independent Registered Public Accounting Firm EX-99.28.j